FINANCIAL ASSETS AND FINANCIAL LIABILITIES - Netting of Financial Liabilities (Details) - Amounts due to clearing organizations - HKD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Effects of offsetting on the balance sheet
Gross amounts	$ 6,028,751	$ 11,695,022
Gross amounts set off in the balance sheet	(5,634,969)	(11,370,756)
Net amounts presented in the balance sheet	393,782	324,266
Related amounts not offset
Net amount	$ 393,782	$ 324,266